UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 5, 2017

CORPORATE CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	814-00827	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On September 5, 2017, Corporate Capital Trust, Inc. (the “Company”) reconvened its annual meeting of shareholders (the “Annual Meeting”) at which a quorum was present in person or by proxy. The Annual Meeting was initially called to order on August 3, 2017 and was adjourned with respect to certain proposals to permit additional time to solicit shareholder votes for such proposals.

The proposals are described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on May 25, 2017. As of May 24, 2017, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 305,921,919 shares of common stock were eligible to be voted, and 192,578,758 of those shares were voted in person or by proxy at the reconvened Annual Meeting. Shareholders were asked to consider and act upon the following 12 proposals which received the requisite number of votes to pass.

Proposal 4: Proposals to amend and restate the Company’s existing charter (the “Existing Charter”) to reflect amendments described in the proxy statement, which will become effective upon a listing (a “Listing”) of the Company’s shares of common stock on a national securities exchange, such as the New York Stock Exchange (the “NYSE”):

(a)               4A: Removal of a provision in the Existing Charter that expressly exempts the Company from the protections of the Maryland Business Combination Act. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
154,439,168	5,362,266	12,313,254	20,464,070

(b)               4C: A number of proposals to conform certain provisions in the Existing Charter more closely to provisions in the charters of other business development companies whose securities are listed and publicly-traded on a national securities exchange by removing provisions previously required by the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc., and removing certain provisions that could impose an unnecessary administrative burden and expense on the Company arising from potential inconsistencies with Maryland law, the Investment Company Act of 1940, as amended, and the listing rules of the exchange on which the Company may list its shares, including the amendment of provisions regarding:

(i)                 4C(i): the relationship between the Company and its investment advisor. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
154,384,099	4,846,973	12,883,616	20,464,070

(ii)              4C(ii): limitations on certain affiliated transactions. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
153,774,313	5,457,879	12,882,496	20,464,070

(iii)            4C(iii): limitations on the Company’s ability to issue shares of its stock on a deferred-payment basis. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
153,140,788	6,344,729	12,629,171	20,464,070

(iv)             4C(iv): the requirement that a majority of the independent directors of the Company approve certain matters relating to the issuance and classification of the Company’s stock. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
154,935,387	4,991,993	12,187,308	20,464,070

(v)               4C(v): the requirement that the board of directors of the Company (the “Board”) cause the proceeds from the Company’s offerings to be temporarily placed into short-term, highly-liquid investments. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
154,217,764	5,257,301	12,639,623	20,464,070

(vi)             4C(vi): the investment advisors’ and the Board’s responsibilities relating to distributions and limiting the Board’s ability to authorize distributions in-kind. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
154,546,219	4,987,209	12,581,260	20,464,070

(vii)          4C(vii): the Company’s investment objectives and limitations. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
154,634,592	4,613,180	12,866,916	20,464,070

(viii)        4C(viii): limitations on roll-up transactions. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
153,725,214	5,176,063	13,213,411	20,464,070

(ix)             4C(x): the requirement that shareholders have voting rights to direct the Company to take certain actions regarding amendments to the Existing Charter, the Company’s investment advisors, the sale of substantially all of the assets of the Company and the dissolution of the Company. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
155,001,935	5,171,534	11,941,219	20,464,070

(x)               4C(xi): shareholders’ ability to receive reports from the Company. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
155,680,427	4,697,388	11,736,873	20,464,070

(xi)             4C(xii): shareholders’ ability to inspect the books and records of the Company. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
155,255,893	5,123,023	11,735,772	20,464,070

The Company adjourned the Annual Meeting with respect to the other five proposals discussed in detail in the Proxy Statement to permit additional time to solicit shareholder votes for such proposals. The reconvened Annual Meeting will be held on September 21, 2017 at 10:00 a.m., Eastern Time, at the principal offices of the Company located at CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801. Valid proxies submitted prior to the reconvened Annual Meeting on September 5, 2017 will continue to be valid for the proposals to be considered at the reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Annual Meeting. The record date of May 24, 2017 will remain the same for the reconvened Annual Meeting.

Item 8.01. Other Events

The Company continues to take steps to prepare for a Listing. Subject to market conditions, final Board approval and NYSE approval, the Company anticipates that its shares of common stock will commence trading on the NYSE in the period following receipt of approvals for the remaining proposals described in the Proxy Statement, which will next be considered when the Company reconvenes the Annual Meeting on September 21, 2017. However, there can be no assurance that the Company will be able to complete the Listing within the expected timeframe or at all.

On or about September 6, 2017, the Company sent an email to certain financial advisors of such shareholders, which further describes the Annual Meeting results and the timing of a potential Listing, which is attached hereto as Exhibits 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Email to Financial Advisors of Shareholders

Additional Information and Where to Find It

In connection with the matters described in this report, the Company has filed relevant materials with the SEC, including the Proxy Statement. The Company has mailed the Proxy Statement and a proxy card to each shareholder entitled to vote at the shareholder meeting relating to such matters. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS DESCRIBED IN THIS REPORT. The Proxy Statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.corporatecapitaltrust.com/investor-resources), or by writing to the Company at 450 S. Orange Avenue, Orlando, Florida 32801 (telephone number 866-650-0650).

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the matters described in this report. Information about the Company’s directors and officers, as well as the identity of other potential participants, and their respective direct or indirect interests in such matters, by security holdings or otherwise, are set forth in the Proxy Statement and other materials filed with SEC.

Forward Looking Statements

The information in this report may include “forward-looking statements.” These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Important factors that could cause actual results to differ materially from the Company’s expectations include those disclosed in the Company’s filings with the SEC. The Company undertakes no obligation to update such statements to reflect subsequent events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2017		CORPORATE CAPITAL TRUST, INC. a Maryland Corporation

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Financial Officer